                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 7, 1994

                              SCOTT PAPER COMPANY
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

  Pennsylvania                      1-2300                        23-1065080
- - --------------------------------------------------------------------------------
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                   Identification
incorporation)                                                      Number)

     Scott Plaza
        Philadelphia, Pennsylvania                                   19113
- - --------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code:  (610) 522-5000

                                     None
- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




                               Page 1 of 6 Pages
                            Exhibit Index on Page 3

Item 5.  Other Events
         ------------

     See the news release attached hereto as Exhibit 99, the text of which is incorporated herein by reference.


                                  Signatures
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SCOTT PAPER COMPANY


                                 By:  /s/ John P. Murtagh
                                      -------------------
                                      John P. Murtagh
                                      Senior Vice President, General
                                      Counsel and Secretary


Date:  October 11, 1994

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                            Page
- - -------                                                            ----

   99         News Release dated October 10, 1994                     4